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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 9, 2002


                                LEAR CORPORATION

             (Exact name of Registrant as specified in its charter)


    DELAWARE                       1-11311                       13-3386776

 (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                              Identification
  incorporation)                                                   Number)


21557 TELEGRAPH ROAD, SOUTHFIELD, MICHIGAN                              48034

(Address of principal executive offices)                           (Zip Code)


                                 (248) 447-1500


              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)




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ITEM 9.   REGULATION FD DISCLOSURE

         On August 9, 2002, each of the Chief Executive Officer, Robert E. Rossiter, and the Chief Financial Officer, David C. Wajsgras, of Lear Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LEAR CORPORATION,
                                       a Delaware corporation


Date: August 9, 2002          By: /s/  Joseph F. McCarthy
                                  ----------------------------------------
                                       Name:    Joseph F. McCarthy
                                       Title:   Vice President, Secretary and
                                                General Counsel



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EXHIBIT INDEX

Number     Description
--------- ------------
99.1      Statement Under Oath of Chief Executive Officer dated August 9, 2002

99.2      Statement Under Oath of Chief Financial Officer dated August 9, 2002